Exhibit 10.20

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) made as of the 23rd day of December, 2013, by and between Southport Business Park Limited Partnership, a North Carolina limited partnership (the “Landlord”) and Charles & Colvard, LTD., a North Carolina corporation (the “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a certain lease (“Lease”) dated as of December 9th, 2013 (the “Lease”), for certain premises located at 170 Southport Drive, Morrisville, Wake County, North Carolina (the “Demised Premises”), the Demised Premises being more particularly described in the Lease; and

WHEREAS, Landlord and Tenant desire to modify the terms of the Lease to change the dates of the Lease and the rent schedule; among other things;

NOW THEREFORE, in consideration of the premises contained herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the mutual receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Lease as follows:

1.	Page Two and Three: Section 1.02 — TERM OF THE LEASE

In the first paragraph delete “August 31, 2021” and insert the following in its place:

“the last day of the 89th full calendar month following the Commencement Date (the “Expiration Date”),”

In the second paragraph delete “April 1, 2014” and insert the “April 15, 2014” in its place.

2.	Page Three and Four: Section 1.04. RENT AND ADJUSTMENTS TO RENT

Delete the "Minimum Rent Chart" shown under the first paragraph and insert the following in its place:

Lease Year	Annual Minimum Rent		Monthly Minimum Rent	Annual Minimum Rent Per Rentable Square Foot
Lease Year 1	$545,160.00		$45,430.00	$15.00
Commencement Date through first 12 full months
Lease Year 2	$560,151.90		$46,679.33	$15.41
Months 13 through 24
Lease Year 3	$575,556.08		$47,963.01	$15.84
Months 25 through 36
Lease Year 4	$591,383.87		$49,281.99	$16.27
Months 37 through 48
Lease Year 5	$607,646.93		$50,637.24	$16.72
Months 49 through 60
Lease Year 6	$624,357.22		$52,029.77	$17.18
Months 61 through 72
Lease Year 7	$641,527.04		$53,460.59	$17.65
Months 73 through 84
Partial Year	N/	A	$54,930.75	N/	A
Months 85 through 89

3.	Page Five — SECTION 1.05 — RENT ABATEMENT Delete this section in its entirety and insert the following in its place:

Notwithstanding what is shown on the Minimum Rent Chart, no Monthly Minimum Rent shall be due for the following months (the "Abatement Months"): the first seven (7) full months following the Commencement Date.

4.	Tenant warrants that it has had no dealings with any broker or agent in connection with this First Amendment, other than Aldene "Dee" Creech Osborne, SIOR of NAI Carolantic Realty and Matthew Cooke of Jones Lang LaSalle Brokerage, Inc., and covenants to pay, hold harmless and indemnify Landlord from and against, any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to this First Amendment or the negotiation thereof.

Except as herein amended, the terms and conditions of said Lease shall remain in full force and effect. Each person signing as Landlord or Tenant warrants and represents that she or he is authorized to execute and deliver this First Amendment and to make it a binding obligation of Landlord or Tenant.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed the date and year first above written.

LANDLORD:

SOUTHPORT BUSINESS PARK LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	SOUTHPORT BUSINESS PARK
INVESTORS CORPORATION, a North Carolina corporation, its general partner

BY:	/s/ Richard G. Sullivan
Richard G. Sullivan
Vice President

TENANT:
CHARLES & COLVARD, LTD, a North Carolina corporation

By:	/s/ Randy McCullough
Randy McCullough
President & CEO

EXHIBIT A - ACCEPTANCE OF DEMISED PREMISES AND EXPIRATION DATE MEMORANDUM

ACCEPTANCE OF DEMISED PREMISES
AND EXPIRATION DATE MEMORANDUM

DATE:

TO:	Randy McCullough
President & CEO
Charles & Colvard, Ltd.

FROM:	Stephanie Mesnard
General Manager
Southport Business Park

SUBJECT:	Commencement Date/Expiration Date
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This is to record your official Commencement Date of ________, for the Lease dated ________. Per Section 1.02 - Term of the Lease, Landlord and Tenant each agrees to sign a statement confirming the actual date on which the term begins as soon as it is determined and a confirmation of the Expiration Date. In accordance with the Lease dated ________, this shall serve as a signed statement confirming the actual Commencement Date as ________ and the Expiration Date as ________.

/s/ Randy McCullough
Randy McCullough	Date
President & CEO
Charles & Colvard, Ltd.

Stephanie Mesnard	Date
General Manager
Southport Business Park